UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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NEW PEOPLES BANKSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEW PEOPLES BANKSHARES, INC.

67 Commerce Drive

Honaker, Virginia 24260

Dear Shareholder:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders of New Peoples Bankshares, Inc. (the “Company”) to be held on Tuesday, June 2, 2015, at 6:00 p.m. at the Abingdon office of New Peoples Bank, 350 West Main Street, Abingdon, Virginia 24210. At the Annual Meeting, you will be asked to vote on three proposals. Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please read this Proxy Statement and submit your Proxy via the Internet, or by using the toll-free telephone number or by completing, signing, dating and returning your Proxy promptly using the enclosed postage-paid envelope. Your Proxy may be revoked at any time before it has been voted.

We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

/s/ C. Todd Asbury

C. Todd Asbury
President and Chief Executive Officer

Honaker, Virginia

April 10, 2015

NEW PEOPLES BANKSHARES, INC.

67 Commerce Drive

Honaker, Virginia 24260

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Annual Meeting”) of New Peoples Bankshares, Inc. (the “Company”) will be held on Tuesday, June 2, 2015 at 6:00 p.m. at the Abingdon office of New Peoples Bank, 350 West Main Street, Abingdon, Virginia 24210, for the following purposes:

1.	To elect three directors to serve for terms of three years each expiring at the 2018 annual meeting of shareholders; and

2.	To approve a non-binding resolution on the compensation of the named executive officers disclosed in this proxy statement.

3.	To ratify the Audit Committee’s appointment of Elliott Davis Decosimo, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

4.	Act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on March 30, 2015, the record date fixed by our Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting.

It is important that as many shares as possible be represented at the Annual Meeting. Please read this Proxy Statement and submit your Proxy via the Internet, or by using the toll-free telephone number or by completing, signing, dating and returning your Proxy promptly using the enclosed postage-paid envelope. You may revoke your proxy at any time before it has been voted.

By Order of the Board of Directors

/s/ Frank Sexton, Jr.

Frank Sexton, Jr.
Secretary

April 10, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 2, 2015.

The Proxy Statement, proxy card and the 2014 Annual Report to stockholders on Form 10-K are available at http://www.edocumentview.com/NWPP.

NEW PEOPLES BANKSHARES, INC.

67 Commerce Drive

Honaker, Virginia 24260

PROXY STATEMENT

2015 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished to holders of the common stock, par value $2.00 per share (“Common Stock”), of New Peoples Bankshares, Inc., in connection with the solicitation of proxies by our Board of Directors on behalf of the Company to be used at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, June 2, 2015 at 6:00 p.m. at the Abingdon office of New Peoples Bank, 350 West Main Street, Abingdon, Virginia 24210, and any duly reconvened meeting after adjournment thereof.

Your vote is very important, regardless of the number of shares you own. You are urged to submit your vote as soon as possible. You will have the option to vote by telephone, via the Internet or by completing, dating and signing a proxy and returning it to the Company. Any shareholder who executes a proxy has the power to revoke it at any time by written notice to our Secretary, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 10, 2015 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by us. We do not intend to solicit proxies other than by use of mail, however certain officers and our regular employees or our subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

To reduce the expenses of delivering duplicate proxy materials to shareholders, we are relying upon SEC rules that permit us to deliver only one proxy statement and annual report to multiple shareholders who share an address unless we received contrary instructions from any shareholder at that address. All shareholders sharing an address will continue to receive separate proxy cards based on their registered ownership of Common Stock. Any shareholder sharing an address who does not receive an individual proxy statement and annual report may write or call Computershare Investor Services (“Computershare”) as specified below and Computershare will promptly send the materials to the shareholder at no cost. For future meetings, a shareholder may request separate copies of our proxy statement and annual report, or request that we only send one set of these materials if the shareholder is receiving multiple copies, by contacting Computershare at Attn.: Shareholder Services, 211 Quality Circle, Suite 210, College Station, TX 77845 or by telephoning Computershare toll free at 1-800-368-5948.

On March 30, 2015, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 22,878,654 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item, and generally will have no effect on whether or not the item is approved.

A broker who holds shares in “street name” is prohibited from voting on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. Brokers are not permitted to vote for the election of directors, and the advisory resolution on named executive compensation without specific instruction from the beneficial owner of the shares in street name. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Broker nonvotes will not be counting as voting in favor of any particular matter. “Broker shares” that are not voted on any matter at the Annual Meeting will not be counted for purposes of determining the existence of a quorum.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors consists of 9 current members, three of whom are nominated for election as directors at the Annual Meeting to serve for terms of three years each expiring on the date of the annual meeting of shareholders in 2018. Six other directors are serving terms that end in either 2016 or 2017, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the three nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age and business experience for the past five years, unless otherwise noted, and the year that each individual was first elected to our Board of Directors or earlier to the Board of Directors of New Peoples Bank, Inc. (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Company.

Nominees for Election for Terms Expiring in 2018

Joe M. Carter, 77, is a retired general manager of Daugherty Chevrolet in Gate City, Virginia. He served 43 years in this role from 1965 to April 2008. Mr. Carter is a 1958 graduate of the Whitney Business School formerly located in Kingsport, Tennessee. He served as an advisory Board member of the former Peoples Bank, Inc. and its successors, Premier Bank – Central, NA and First Virginia Bank Southwest, until his resignation in 1998. Mr. Carter has served as a Trustee of Thomas Village Baptist Church for the past 26 years and its Treasurer for the past 13 years. He also has served on the Scott County Economic Development Board of Directors from 1998 to 2000. He has been a director of the Company since 1998 and served on the Audit Committee from 1998 until 2004. He currently serves on the Director Loan Committee, Executive Committee and Asset Liability Management Committee of the Bank. Mr. Carter’s experience in the automotive industry and consumer finance assists the Board of Directors in understanding these businesses which are important in the Company’s markets.

Harold Lynn Keene, 60, has been President of Keene Carpet, Inc. since 1976 and was President of Harold Keene Coal Co., Inc. beginning in 1984 until its sale in January 2011. Mr. Keene received his Bachelor of Science Degree in accounting from East Tennessee State University in 1976. He served as a bank director for Peoples Bank, Inc. and its successor bank Premier Bank-Central, NA from 1987 until 1997 for which he was an Audit Committee member during his entire tenure and Chairman of the Board for two years. He also served as an advisory board member with First Virginia Bank Southwest from 1997 to 1998. He has been a director of the Company and has sat as the Audit Committee Chairman since 1998. He also has been the Chairman of the Board of Directors of the Company and the Bank since May 2014. Mr. Keene also serves on the Executive Committee, Director Loan Committee, Asset Liability Management Committee, BOLI Committee and the Risk and Compliance Committee. Mr. Keene’s experience in banking provides an important resource to the Board of Directors in dealing with bank and finance-related matters. His experience in the coal industry provides for a resource in the coal industry which is an important market for the Company.

Fred W. Meade, 81, has been President and Owner of Big M Stores, Inc., a retail department store and flooring business, since 1973 and has also been involved in real estate development and rental properties since 1980. He served as a Board member of Southwest Bank of Virginia from 1971 until it sold in 1980. He subsequently served as an advisory board member for the former Bank of Virginia and Signet Bank from 1980 until 1997. Mr. Meade has served as a member of the Russell County Economic Development board for the past twenty-one years. In addition, he has served as a member of the Board of Directors of the Russell County Chamber of Commerce. He is a life-long resident of Russell County. He has been a director of the Company since 1998 and served as Chairman of the Board of Directors for the Company and the Bank for two years. He currently is a member of the Director Loan Committee, Nominating Committee and the Compensation Committee. Mr. Meade’s experience in the retail business, real estate, economic development, and bank board experience are very important to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

PROPOSAL TWO

ADVISORY VOTE ON THE APPROVAL OF

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) enables our shareholders to approve, on an advisory or nonbinding basis, the compensation of the Company’s named executive officers, as described in the disclosures and discussion regarding executive compensation in this proxy statement. Our performance-related compensation philosophy is the basis for all of our compensation decisions. Please refer to “Executive Compensation” for an overview of the compensation of the Company’s named executive officers, as required by Securities and Exchange Commission rules. At the 2011 Annual Meeting of Shareholders, the shareholders approved a proposal on how frequently to hold this advisory nonbinding vote on compensation for named executive officers, which was to hold such vote annually.

We are asking for stockholder approval of our named executive officers’ compensation as described in this proxy. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices discussed in this proxy. Because the vote is advisory, it will not be binding on the Company or its Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The compensation of our Chief Executive Officer, C. Todd Asbury, is included in the overall executive officer compensation which is the subject of this Proposal. Mr. Asbury attends the Board’s Compensation Committee although he does not participate in any discussion or approval of his own compensation. A majority vote of the shares present in person or by proxy is required to approve this resolution.

THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT

OF INDEPENDENT AUDITORS

For the year ending December 31, 2015, the Audit Committee of the Board of Directors has selected Elliott Davis Decosimo, LLC, an independent registered public accounting firm, to perform the audit of the Company’s financial statements.

The selection of Elliott Davis Decosimo, LLC as the Company’s independent auditors is not required to be submitted to a vote of the shareholders for ratification. The Company is doing so because it believes that it is a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the selection of Elliott Davis Decosimo, LLC, the Audit Committee will reconsider whether to retain Elliott Davis Decosimo, LLC, and may retain that firm or another firm without re-submitting the matter to the shareholders. Even if the shareholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that a change would be in the Company’s best interests. Approval of this Proposal requires the affirmative vote of a majority of the shares voted on the Proposal.

A representative of Elliott Davis Decosimo, LLC is expected to be at the Annual Meeting of Shareholders. That representative will have the opportunity to make a statement at the meeting and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ELLIOTT DAVIS DECOSIMO, LLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

Incumbent Directors Whose Terms Expire in 2016

Tim W. Ball, 55, has been President, Owner and Operator of Ball Coal Company and owner of Tim Ball Trucking Company since 1985, and President of Tim Ball Farming Corporation since 1987. Mr. Ball is a 1982 graduate of Emory and Henry College. He is active in various community services. He has been a director of the Company since 1999. He currently is a member of the Compensation and Nominating Committees. Mr. Ball’s experience in the coal industry and farming serve well for the Board of Directors because many of the Company’s customers are involved in these lines of business.

Michael G. McGlothlin, 63, is President of the Appalachian College of Pharmacy (2005 to 2006 and 2008 to present). He also serves as President of Watkins Branch Development, LTD and The Inn on Garden Creek, LTD (2006 to present), as Secretary and Director of MGM Methane Corporation (2009 to present), as Trustee and Treasurer of the Appalachian School of Law (Trustee 2002 to present and Treasurer 2005 to present), and as a Trustee and as Secretary of the McGlothlin Foundation (1998 to present). He has been the owner of Michael G. McGlothlin, Attorney-at-Law in Grundy, Virginia since 2002. Prior to that, he was a partner in the Law Firm of McGlothlin and Wife from 1984 to 2002. He served as Commonwealth Attorney for Buchanan County, Virginia from 1980 to 1983 and as County Attorney for Buchanan County, Virginia from 1984 to 1989 and then from 1992 to February 2011. He was a partner in the Law Firm of McGlothlin, McGlothlin and McGlothlin from 1977 to 1979. Mr. McGlothlin is past President of the Buchanan County Bar Association. Mr. McGlothlin is a 1974 graduate of the University of Virginia and a 1977 graduate of the Marshall Wythe School of Law of the College of William and Mary.

He served as a member of the College Board of the University of Virginia’s College at Wise, formerly known as Clinch Valley College Advisory Board, from 1985 to 2010. He is a past President of the Grundy Kiwanis Club and a past Chairman of the Breaks District of the Sequoyah Council of the Boy Scouts of America. He was a member of the Virginia Board of Forestry from 2002 to 2006 and the Great Southwest Group Home Commission from 1983 to 1992.

Mr. McGlothlin has been a Director of the Company and the Bank since 1998 and served 2 years as Chairman of the Board of the Company and the Bank until December 2012. He currently sits on the Risk and Compliance, Nominating and BOLI Committees of the Board. Mr. McGlothlin’s experience as an attorney, administrator, and organizational and community leader provide the Board with a broad range of professional experience and his community involvement assists the Board in understanding the communities it serves and developing relationships within those communities.

B. Scott White, 69, is a self-employed cattle rancher in Castlewood, Virginia, as well as a private investor. He was the President and CEO of a multi-state rock quarry, White Stone Company and White’s Pelletizing Company, from 1970 until the company was sold in 1997. Mr. White also served as General Manager of Sky Blue Tower Company, LLC, a cell phone tower rental company in southwest Virginia, from 2004 to 2008. Currently, he serves on the Board of Rockydale Quarries in Roanoke, Virginia. He served two years as Chairman of the Board of the Company, and currently serves as Chairman of the Risk and Compliance Committee. Mr. White also serves as a member of the Audit Committee, the Compensation Committee, the Nominating Committee, Asset Liability Management Committee, BOLI Committee and Director Loan Committee of the Company. He has been a director since 1998. Mr. White’s experience as a small business owner and rancher provides experience to the Board relevant to its small business and agricultural customer base.

Incumbent Directors Whose Terms Expire in 2017

John D. Cox, 58, is the owner of Cox Tractor Company, a farm equipment business that he has owned and operated since 1978 located in Kingsport, Tennessee. Mr. Cox is also a local farmer and entrepreneur. He graduated with high honors from the University of Tennessee in 1978, where he obtained a Bachelor of Science Degree in Business Administration. Mr. Cox has served as a director of the Company since 1998 and served as Chairman of the Board of Directors for the Company and the Bank for two years 2012 through 2014. He currently sits as the Chairman of the Compensation Committee, a member of the Executive Committee, Audit Committee, Risk and Compliance Committee, Asset Liability Management Committee, BOLI Committee and Nominating Committee. Mr. Cox’s experience in agriculture and agriculturally-related small businesses support the Company’s significant customer base in these markets.

Charles H. Gent, Jr., 55, is self-employed in the logging and farming industry in Honaker, Virginia and has served as Vice Chairman of the Board of Directors of the Company and the Bank since December 2012. He has been President of C & R Gent Logging from 1992 to present. Mr. Gent is also involved in farming and various real estate ventures with his family. He was vice president and owner of Genwal Coal Company in Utah from the years 1981 to 1989. He is actively involved in several community activities. He has been a director since 1998 and serves on the Audit Committee, Compensation Committee, Risk and Compliance Committee and Executive Committee. Mr. Gent’s experience in logging and mining, as well as real estate and farming, provides experience to the Board relevant to understanding these businesses in the Company’s rural markets.

Eugene S. Hearl, 83, is a retired banker that has over 40 years of banking experience serving in capacities as President and CEO for two community banks, TruPoint Bank and the former Cumberland Bank, and as the Regional President for the former Dominion Bank in the Southwest Virginia market. Mr. Hearl was appointed as a director of the Company on November 29, 2010 and serves on the Audit Committee, Compensation Committee, Director Loan Committee, Asset Liability Management Committee, and the Risk and Compliance Committee. Mr. Hearl’s vast wealth of knowledge in community banking and the various industries in our local markets provide additional financial institution management skills and perspective to the Board.

Executive Officers Who Are Not Directors

The following biographical information discloses the age and business experience in the past five years for each of our executive officers who are not directors.

C. Todd Asbury, 44, has served as the Company and Bank’s President and Chief Executive Officer since December 17, 2014. He had previously served as Executive Vice President, Chief Financial Officer, and Treasurer of both the Company and the Bank from May 2009 to December 2014. Mr. Asbury had served as Secretary of the Company and the Bank from May 2010 to December 2014. He served as Senior Vice President, Chief Financial Officer, and Treasurer of the Company and the Bank starting in December 2003.

Frank Sexton, Jr., 65, has served as Executive Vice President and Chief Operating Officer of both the Company and the Bank since December 2003 and has served as Interim Chief Financial Officer, Secretary, and Treasurer of the Company and Bank since December 17, 2014. He had previously served as the Company’s Executive Vice President, Chief Financial Officer and Secretary since 2001 and the Bank’s Executive Vice President and Cashier since 1998.

Karen D. Wimmer, 51, has served as Executive Vice President and Chief Credit Officer of the Bank since March 1, 2014. Ms. Wimmer served as Senior Vice President and Senior Credit Officer of the Bank from November 1, 2012 to February 28, 2014 and from June 2011 to July 2012. From mid-2010 to June 2011 she was Vice President of the Commercial Loan Division. From August 2001 to mid-2010, she served as a Loan Officer and Assistant Manager of the Princeton, West Virginia branch focusing on business development and commercial lending. In 2007, she was promoted to Vice President. Ms. Wimmer initially joined the Bank in August 2001 as Assistant Vice President, Assistant Manager and Loan Officer. Prior to joining the Bank, Ms. Wimmer worked for BB and T via its acquisition of the former One Valley Bank with experience in commercial lending and banking from 1988 to 2001. Ms. Wimmer has a total of 26 years of banking experience.

Security Ownership of Management

The following table sets forth, as of March 30, 2015 certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the “Summary Compensation Table” below and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the individual’s spouse, minor children or other relatives of the individual living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)		Exercisable Options Beneficially Owned)(2)	Exercisable Common Stock Warrants (12)	Total Shares Beneficially Owned	Percent of Class (3)
C. Todd Asbury	1,000		16,087	200	17,287	*
Tim W. Ball	3,432		5,200	—	8,632	*
Joe M. Carter**	29,955	(4)	5,200	—	35,155	*
John D. Cox**	357,171	(5)	5,200	18,127	380,498	1.66%
Charles H. Gent, Jr.**	31,970	(6)	5,200	—	37,170	*
Eugene Hearl	3,297		—	—	3,297	*
Harold Lynn Keene**	4,166,116	(7)	5,200	225,000	4,396,316	19.02%
Michael G. McGlothlin	458,267		5,200	—	463,467	2.03%
Fred W. Meade	44,609	(8)	5,200	—	49,809	*
Jonathan H. Mullins(9)	3,620		—	—	3,620	*
Frank Sexton, Jr.	54,035	(10)	16,087	—	70,122	*
B. Scott White	4,647,361	(11)	5,200	253,852	4,906,413	21.21%
Karen D. Wimmer	3,334		—	666	4,000	*

All Directors and Executive Officers as a group (13 persons)	9,804,167		73,774	497,845	10,375,786	44.25%

*	Percentage of ownership is less than one percent of the outstanding shares of Common Stock.
**	Members of the Executive Committee.
(1)	Except as otherwise indicated, each director, director nominee or executive officer has sole voting power and investment power with respect to the shares shown.
(2)	Includes options and warrants that are exercisable within 60 days on March 30, 2015.
(3)	Based on 22,878,654 shares of Common Stock issued and outstanding on March 30, 2015.
(4)	Includes 8,201 shares held by Mr. Carter’s wife.
(5)	Includes 51,193 shares held by Mr. Cox’s wife.
(6)	Includes 2,860 shares held by Mr. Gent’s wife, 2,860 shares Mr. Gent holds as custodian for his child, and 4,800 held jointly with his wife.
(7)	Includes 975,000 shares held by H.L. Keene, L.L.C. in which Mr. Keene is the sole manager and 500 shares held by The Harold Lynn Keene Trust.
(8)	Includes 36,036 shares Mr. Meade holds jointly with his wife.
(9)	Mr. Mullins resigned as President, Chief Executive Officer, and Director of the Company and Bank on December 17, 2014.
(10)	Includes 440 shares Mr. Sexton holds jointly with his child.
(11)	Includes 2,061,666 shares held by SBTB, L.P. in which Mr. White is a general partner, 874,842 shares held by Sky Investments, LLC in which Mr. White is the manager, 153,000 shares held by Mr. White’s wife and 8,000 shares Mr. White holds as trustee.
(12)	Common stock warrants are exercisable immediately at $1.75 per share for five years from the date of issuance.

Security Ownership of Certain Beneficial Owners

As of March 30, 2015, the following persons are known to us that beneficially own five percent or more of the Company’s stock. Other than as disclosed below, the Company is not aware of any person or group, as those terms are defined in the Securities Exchange Act of 1934, who beneficially owned more than 5% of the outstanding Common Stock as of March 30, 2015.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Harold Lynn Keene Post Office Box 1320 Lebanon, Virginia 24260	4,396,316	19.02%

Richard G. Preservati, Sr. Post Office Box 1003 Princeton, West Virginia 24740	3,039,999	13.00%

Blaine Scott White Post Office Box 520 Castlewood, Virginia 24224	4,906,416	21.21%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain of our officers to file reports with the Securities and Exchange Commission (“SEC”) indicating their holdings of, or transactions in, our equity securities. Based on a review of these reports and written representations furnished to us, we believe that our directors and officers complied with all Section 16(a) filing requirements with respect to 2014.

Director Compensation

The following table sets forth, as of December 31, 2014, certain information with respect to director compensation for each of the members of the Board of Directors. The directors did not receive any other compensation during 2014 for their services as directors on the Board.

Director Compensation for 2014
Name	Fees Earned or Paid in Cash (1) ($)	Total ($)
Tim W. Ball	9,800	9,800
Joe M. Carter	19,200	19,200
John D. Cox	19,000	19,000
Charles H. Gent, Jr.	13,600	13,600
Eugene Hearl (1)	24,400	24,400
Harold Lynn Keene, Jr.	22,400	22,400
Michael G. McGlothlin	10,000	10,000
Fred W. Meade	17,000	17,000
Jonathan H. Mullins	16,900	16,900
B. Scott White	22,800	22,800

(1)	Each of the directors holds stock options covering shares of our common stock except Director Hearl who joined the Board on November 29, 2010. Such amounts are all reflected in the Beneficial Ownership Table.

In 2014, each director was paid $700 per month for service on the Board of Directors and $200 per committee meeting for each committee of which a director is a member. For 2015, the fees remain the same.

CORPORATE GOVERNANCE

General

Our business and affairs are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board are kept informed of our business through discussions with our executive officers and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

The Board of Directors has determined that all nine members are independent as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”). In reaching this conclusion, the Board of Directors considered that the Company and its subsidiary bank may conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers; however, in 2014, no transactions occurred with such companies.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for our directors, executive officers, and senior officers who have financial responsibilities. The Code of Ethics is designed to promote, among other things, honest and ethical conduct, proper disclosure of financial information in our periodic reports, and compliance with applicable laws, rules and regulations by our senior officers who have financial responsibilities. A copy of the Code of Ethics may be obtained on our website at www.npbankshares.com/code-of-ethics.aspx.

Whistleblower Procedures

The Audit Committee and the Board of Directors have approved procedures for the receipt, retention and treatment of reports or complaints to the Audit Committee regarding accounting, internal accounting controls, auditing matters and legal or regulatory matters. There are also procedures for the submission by Company or Bank employees of confidential, anonymous reports to the Audit Committee of concerns regarding questionable accounting or auditing matters.

Communications with Directors

Any director may be contacted by writing to him c/o Post Office Box 1810, Honaker, Virginia 24260. Communications to the directors as a group may be sent to the same address, c/o the Secretary of the Company. We promptly forward, without screening, all such correspondence to the indicated directors.

Board Leadership

The Company’s and the Bank’s Board of Directors are composed of non-management members. For the years 2013 and 2014 until his resignation on December 17, 2014, Jonathan H. Mullins our former Chief Executive Officer, served as a member of the Board of Directors for the Company and the Bank.

The Chairman of the Board is occupied by a non-management member and typically rotates every two years. The Board believes that the principal role of the President and Chief Executive Officer is to manage the business of the company in a safe, sound, and profitable manner. The role of the Board, including its Chairman, is to provide independent oversight of the President and Chief Executive Officer, to oversee the business and affairs of the organization for the benefit of its shareholders, to adopt or approve major policies and procedures, to oversee financial reporting and compliance, and to balance the interests of the Company’s constituencies including shareholders, customers, employees, and communities. Executive sessions of the Board are held periodically with the absence of the Chief Executive Officer.

The Company’s leadership structure consists of varying levels of authority, responsibility and risk exposure that increase through each incremental level of management hierarchy. The senior management team reports directly to the CEO and meets collectively on a regular basis, and dialogs daily regarding the Bank’s activities. The senior management team manages every aspect of the Bank’s activities and acts as a primary communications medium across all functional areas of the organization. This structure enables information and management guidance to flow easily up, down and horizontally.

Board’s Role in Risk Oversight

The Board is intimately engaged in overseeing the risk management of the Company, including credit risk, liquidity risk, interest rate risk, price risk, operational risk, compliance risk, strategic risk, and reputational risk. This is accomplished through a strong committee system consisting of the Asset Liability (“ALCO”) Committee, the Director’s Loan Committee, the Compensation Committee, the Risk and Compliance Committee and the Audit Committee; each of which meets with scheduled frequency with its senior staff counterparts. In addition, the leadership structure of the Board of Directors (independent chair) supports the Board’s independent risk oversight role. Each of these committees is composed of directors who are familiar with their areas of responsibility. Senior management is responsible for day-to-day risk management in each functional area and report at each full Board meeting on the risk-related matters within their area of responsibility. In addition, the Board receives and reviews minutes from each committee and additional commentary from each respective committee chair is provided as deemed appropriate. Data reviewed are both historical and forward-looking to enable the Board to look at both recent outcomes and to the likelihood of various future outcomes. The entire executive management team attends all Board meetings and remains for the duration of the meeting except when the Board goes into Executive Session.

Board Committees

The Boards of the Company and the Bank are identical in membership. The Boards have standing executive, nominating, audit and compensation committees (or committees performing similar functions) as listed below. The Board of Directors has adopted charters for its Audit Committee, Compensation Committee and Nominating Committee to define the duties and responsibilities of those committees. These charters are available on our website at www.npbankshares.com. The Board has established a Risk and Compliance Committee in conjunction with its formal written agreement with the Federal Reserve Bank of Richmond and the Virginia State Corporation Commission Bureau of Financial Institutions (“Written Agreement”.) The Board may, from time to time, establish committees for specific, designated purposes.

Board and Committee Meeting Attendance

There were 15 meetings of the Board of Directors in 2014. Each of our directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees on which the director served.

We encourage, but do not require, members of the Board of Directors to attend the annual meeting of shareholders. All of the directors attended the 2014 annual meeting of shareholders.

Executive Committee - The Company and the Bank also have an Executive Committee which is chaired by the Board Chair. Its members include Messrs. Keene (Chairman), Gent, Carter, and Cox. The members are elected annually by the full Board, as are the members of every standing Committee. The Executive Committee, when necessary, is empowered to act on behalf of the full Board between scheduled Board meetings. The Executive Committee met one time in 2014.

Nominating Committee - The Nominating Committee was created in May 2006 to propose prospective members for nomination to the Board of Directors. All decisions by the Nominating Committee relating to the nominations of prospective Board members are reported to the full Board of Directors. The members of the Nominating Committee include Messrs. McGlothlin (Chairman), Cox, Ball, Meade and White. All of the members of the Committee are independent as defined in the NASDAQ Stock Market Listing Rules. The Committee met twice in 2014 at which time the recommendations for nominees in the 2014 proxy were discussed for the Board of Directors’ approval.

Shareholders entitled to vote for the election of directors may submit candidates for consideration by the Nominating Committee if the Committee receives timely written notice, in proper form, for each such recommended director candidate. If the notice is not timely and in proper form, the nominee will not be considered. Any candidates recommended by a shareholder will be reviewed and considered in the same manner as all other director candidates considered by the Board.

In accordance with our Bylaws, any shareholder entitled to vote in the election of directors may directly nominate one or more persons for election as director(s) at an annual meeting if the nomination is made in writing. Any such shareholder nominations must be received by our Secretary within the timeframe set forth in “Proposals for 2016 Annual Meeting of Shareholders” below. To be in proper form, the notice must include (a) the name and address of the shareholder who intends to make the nomination of the person(s) and of the person(s) to be nominated; (b) a representation that the shareholder is the owner of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee for director and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder; (d) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors, including, but not limited to, the amount and nature of his beneficial ownership of our securities and his principal occupation for the past five years; and (e) the written consent of each nominee to serve as a director if so elected.

The Nominating Committee considers, at a minimum, the following factors in recommending to the Board potential new directors, including candidates submitted by shareholders, or the continued service of existing directors:

•	the ability of the prospective nominee to represent the interests of our shareholders;

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors.

The Board’s priorities in evaluating Board candidates and the relative weight it gives to any given characteristic will vary from time to time based on the particular needs of the Board and us at the time and based on the expertise of the incumbent members of the Board of Directors. Diversity was not considered as a factor in selecting the current directors for nomination for an additional term.

To identify candidates for nomination, the Nominating Committee does the following:

•	Establish criteria and qualifications for the selection of new directors to serve on the board.

•	Identify individuals believed to be qualified as candidates to serve on the Board (including from among those individuals recommended by shareholders) and recommend the candidates for any directorships to be filled by the Board or by the shareholders at an annual or special meeting. In addition, the Committee reviews and makes recommendations to the Board with respect to whether members of the Board should stand for re-election.

•	Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates as directors. In that connection, the Committee has sole authority to retain and to terminate any search firm used to assist it in identifying candidates to serve as directors of the Company, including sole authority to approve the fees payable to such search firm and any other terms of retention.

•	Review and make recommendations to the Board, as the Committee deems appropriate regarding the composition and size of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficient expertise and independent backgrounds and always consists of a majority of independent directors in accordance with NASDAQ listing standards.

Compensation Committee - The Compensation Committee of the Company and the Bank reviews management’s performance and compensation, and reviews and sets guidelines for compensation of all employees, including the Company’s executive officers. This includes recommendations to the Board of Directors with respect to the executive officers’ bonuses and long-term incentive awards under our stock option plan. Currently, the individuals serving as Chief Executive Officer and as executive officers of the Company also serve in the same capacities, respectively, for the Bank, except Ms. Wimmer, who only serves as an executive officer of the Bank and not the Company. These executive officers are presently compensated for services rendered by them to the Bank, but not for services rendered by them to the Company. All decisions by the Compensation Committee relating to the compensation of our executive officers are reported to the full Board of Directors. Except for his own compensation, Mr. Asbury provides information and advice to the Compensation Committee regarding the form and amount of compensation of executive officers. No other executive officer participates in this process with the Committee. The Compensation Committee may not delegate its authority and has not utilized a consultant.

The Chief Executive Officer does not set his own salary or bonus or the salaries or bonuses of the other named executive officers. The CEO participates in the discussion and approval of the other named executive officers’ compensation, and provides input to the Committee regarding his own but does not participate in the Compensation Committee discussions or approval of his own compensation. Recommendations are made by the Committee and the final decision resides with the Board of Directors.

The Compensation Committee and Board attempt to align performance and compensation based upon strategic goals that are incorporated in the Company’s budget as approved by the Board of Directors. We believe that our conservative but competitive compensation policies and practices are unlikely to create risks that are reasonably likely to have a materially adverse effect on New Peoples. As discussed in this Proxy Statement, most of the compensation that we pay consists of annually determined salaries and bonuses. This permits the Board of Directors to review annually the budget versus actual performance, internal policy limits for various key performance ratios, asset quality ratios, interest rate sensitivity shocks, liquidity management, and capital levels before compensation is set. All of these components together with continuation of employment are assessed each year. It is at the discretion of the Board of Directors to pay cash bonuses or any other incentives if goals are met or exceeded. So, for example in 2014 the Board did not pay bonuses or any other incentives based compensation to any employee except for a $500 Christmas bonus to all employees. We believe that this substantially contemporaneous approach to determining compensation is not likely to encourage excessive risk taking and in fact allows the Board to align compensation with business factors such as acceptable versus unacceptable risk taking.

The members of the Compensation Committee are Messrs. Cox (Chairman), Gent, Ball, Hearl, Meade, and White all of whom the Board in its business judgment has determined are independent as defined by the NASDAQ Stock Market Listing Rules. The Compensation Committee held two meetings in 2014. For additional information regarding executive compensation and the Compensation Committee, see “Executive Compensation and Related Party Transactions” below.

Audit Committee - The Audit Committee assists the Board of Directors in fulfilling the Board’s oversight responsibility to the shareholders relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications, independence and performance of our independent public accountants and the performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the our independent public accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for us. The Board of Directors and the Audit Committee have adopted a written charter for the Audit Committee.

The members of the Audit Committee are Messrs. Cox, Gent, Hearl, Keene (Chairman) and White. The Board in its business judgment has determined that all of the members of the Audit Committee are independent as defined by NASDAQ Stock Market Listing Rules for audit committee members and applicable SEC regulations. The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Keene qualifies as an audit committee financial expert as defined by SEC regulations who is independent as defined in the NASDAQ Stock Market Rules for audit committee members.

The Audit Committee held twelve meetings in 2014. For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” below.

Risk and Compliance Committee - The Risk and Compliance Committee of the Company and the Bank provides oversight of the Company’s and Bank’s compliance with the Written Agreement entered into on July 29, 2010 with the banking regulators. This committee also oversees the Bank’s risk management’s practices to ensure that management has a process in place to identify, monitor, and manage key risks. Other areas the committee will assist the board in complying with are as follows:

•	Set strategy and identify key risk related to Strategic Imperatives;

•	Monitor and oversee management’s executions of the Strategic Plan;

•	Set the Risk Appetite for the Holding Company and Subsidiaries;

•	Understand the Bank’s System of Risk Management and Control;

•	Oversee and approve the Enterprise Risk Management Policy; and

•	Have direct oversight responsibility of Strategic Risk, Reputational Risk, Operational Risk and Compliance Risk.

This Committee met twelve times in 2014 and reviewed management’s progress in meeting the requirements of the Written Agreement and also reviewed risk management progress and practices. The Committee consists of Chairman B. Scott White, John D. Cox, Charles H. Gent Jr., Eugene S. Hearl, Harold Lynn Keene, and Michael G. McGlothlin.

EXECUTIVE COMPENSATION AND RELATED PARTY TRANSACTIONS

The following table is a summary of compensation that we paid for the fiscal years ended December 31, 2014 and 2013 to the named executive officers in all capacities in which they served:

Summary Compensation Table Fiscal Years 2014 and 2013
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total ($)
C. Todd Asbury (4)	2014	175,440	500	—	11,250	187,190
President and Chief Executive Officer	2013	172,132	500	—	11,006	183,638

Jonathan H. Mullins (5)	2014	248,675	500	—	13,204	262,379
President and Chief Executive Officer	2013	248,675	500	—	12,960	262,135

Frank Sexton, Jr. (6)	2014	172,890	500	20,783	11,257	205,430
Executive Vice President, Chief Operating Officer, Interim Chief Financial Officer, Secretary and Treasurer	2013	169,630	500	17,136	11,017	198,283

Karen Wimmer (7)	2014	160,000	500	—	7,631	168,131
Executive Vice President and Chief Credit Officer	2013	125,000	500	—	6,947	132,447

Stephen Trescot (8)	2014	32,616	—	—	1,085	33,701
Executive Vice President and Chief Credit Officer	2013	160,000	500	—	5,638	166,138

(1)	All employees received a Christmas bonus at the discretion of the Board of Directors.
(2)	These amounts represent the change in the actuarial present value of the accumulated benefit under the salary continuation agreement for Mr. Sexton.
(3)	All benefits that might be considered of a personal nature did not exceed $10,000.

All other compensation includes amounts for Mr. Asbury representing matching contributions under the Bank’s defined contribution plan of $5,480 and $5,345 in 2014 and 2013, respectively; flexible spending amounts contributions for cafeteria plan employee benefits of $4,800 in 2014 and 2013, respectively; group term life insurance premiums of $471 and $450 in 2014 and 2013, respectively; and long term disability insurance premiums of $499 and $411 in 2014 and 2013, respectively.

All other compensation includes amounts for Mr. Mullins representing matching contributions under the Bank’s defined contribution plan of $7,800 and $7,650 in 2014 and 2013, respectively; contributions for cafeteria plan employee benefits of $2,400 in 2014 and 2014, respectively; supplemental life insurance premiums of $1,602 and $1,628 in 2014 and 2013, respectively; group term life insurance premiums of $681 and $670 in 2014 and 2013, respectively; and long term disability insurance premiums of $721 and $612 in 2014 and 2013, respectively.

All other compensation includes amounts for Mr. Sexton representing matching contributions under the Bank’s defined contribution plan of $5,501 and $5,329 in 2014 and 2013, respectively; contributions for cafeteria plan employee benefits of $4,800 in 2014 and 2013, respectively; group term life insurance premiums of $464 for 2014 and 2013, respectively; and long term disability insurance premiums of $492 and $424 in 2014 and 2013, respectively.

All other compensation includes amounts for Ms. Wimmer representing matching contributions under the Bank’s defined contribution plan of $4,512 and $3,892 in 2014 and 2013, respectively; contributions for cafeteria plan employee benefits of $2,400 for 2014 and 2013, respectively; group term life insurance premiums of $349 and $342 in 2014 and 2013, respectively; and long term disability insurance premiums of $370 and $313 in 2014 and 2013, respectively.

All other compensation includes amounts for Mr. Trescot representing contributions for cafeteria plan employee benefits of $923 and $4,800 in 2014 and 2013, respectively; group term life insurance premiums of $73 and $438 in 2014 and 2013 respectively; and long term disability insurance premiums of $89 and $400 in 2014 and 2013 respectively.

(4)	Mr. Asbury was appointed President and Chief Executive Officer of the Company and Bank on December 17, 2014 with a base salary of $250,000. His 2014 compensation includes his compensation as Chief Financial Officer prior to his appointment as Chief Executive Officer. Prior to his appointment, he served as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and Bank during 2014 and 2013.
(5)	Mr. Mullins resigned as President, Chief Executive Officer and Director of the Company and Bank on December 17, 2014.
(6)	Mr. Sexton was appointed Interim Chief Financial Officer, Secretary and Treasurer of the Company and Bank on December 17, 2014.
(7)	Ms. Wimmer became Executive Vice President and Chief Credit Officer of the Bank effective February 28, 2014 and her compensation reflects her pay for 2014 including her compensation as a non-named executive officer and also as a named executive officer. Her compensation for 2013 reflects compensation solely as a non-named executive officer.
(8)	Mr. Trescot retired as Executive Vice President and Chief Credit Officer of the Bank effective February 28, 2014.

Narrative Disclosure to Summary Compensation Table

Base Salary and Bonus

Our performance, in general, is considered in determining the amount of annual salary increases. The Compensation Committee sets base salaries at levels competitive with amounts paid to senior executives with comparable qualifications, experience and responsibilities after comparing salary ranges of similarly sized banks. The Virginia Bankers Association Salary Survey was used for comparison of salaries paid for similar positions and responsibilities. The Compensation Committee also takes into consideration our strategic plans and Company performance, including but not limited to, branch performance, asset quality, capital management, core deposit growth, efficiency, regulatory compliance, and earnings.

The Compensation Committee approves the named executive officers’ annual salary based on the above criteria and its assessment of their past performance and expected future contributions. In addition to the internal measures above, the Board of Directors also reviews our financial performance in relation to peer group averages in the Virginia Bankers’ Association Salary Survey. A subjective approach is used in its evaluation of these factors, and therefore the Compensation Committee does not rely on a formula or weights of specific factors.

Mr. Asbury’s salary was increased to an annual base of $250,000 on December 17, 2014 upon his appointment as President and Chief Executive Office of the Company and Bank. For the year 2014, Mr. Sexton’s was changed to an annual base amount of $176,348 in November 2014. The annual base salary for Ms. Wimmer was increased to $160,000 in January 2014.

Christmas bonuses were paid in the years 2014 and 2013 to all employees of the Company. No incentive bonuses have been paid to named executives paid for the years 2009 through 2014.

Stock Options

The stock option plan expired on May 31, 2011. The remaining outstanding options which were granted to the named executive officers, directors and other key employees were intended to provide a means for this group to increase their personal financial interest in the Company, thereby stimulating the efforts of these employees and strengthening their desire to remain with us. The stock option plan permitted the award of incentive stock options and non-qualified stock options to directors and eligible officers and key employees. The Board of Directors made grants under the stock option plan on a discretionary basis, taking into consideration the respective scope of accountability and contributions of each director and employee, including the Chief Executive Officer, to the Company. In 2011, the Compensation Committee did not award any stock options to any of the executive officers or other employees. Since the change in accounting regulations in 2005 regarding expensing stock options, no stock options have been awarded to any individuals.

We have no established policy regarding the recapturing of awards if they were granted based on financial results that are determined to have been misstated.

Other Elements of Compensation

Each named executive officer is provided with the use of a company vehicle.

On December 18, 2002, the Bank entered into a salary continuation agreement with Frank Sexton, Jr. If Mr. Sexton were to terminate his employment prior to his 65th birthday, his benefit would be $40,097 annually to be paid in 180 monthly installments for 15 years; total value is $362,702 (as of November 1, 2014).

Outstanding Equity Awards at Fiscal Year-End 2014

The following table sets forth for the year ended December 31, 2014, the outstanding equity awards at fiscal year-end to the named executive officers. The named executive officers have not received other stock awards:

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Option Exercise Price(2) ($)	Option Expiration Date
C. Todd Asbury (6) President and Chief Executive Officer	16,087	11.54	12/20/15	(7)

Jonathan H. Mullins(4)(5)(6) President and Chief Executive Officer	16,087	11.54	12/20/15	(7)(8)

Frank Sexton, Jr. (3)(4)(5)(6) Executive Vice President, Chief Operating Officer, Interim Chief Financial Officer, Secretary and Treasurer	16,087	11.54	12/20/15	(7)

(1)	The amounts have been adjusted for the 10% stock dividend granted on June 7, 2005 and the 13-for-10 stock split effected in the form of a stock dividend on September 4, 2007.
(2)	Stock options were granted at the fair market value of the shares of Common Stock at the grant dates. The grants are exercisable immediately after they are granted.
(3)	On December 31, 2011, 14,300 options awarded and fully vested on December 31, 2001 expired and were forfeited for Frank Sexton, Jr.
(4)	On December 31, 2012, 1,791 and 7,150 options awarded and fully vested on December 31, 2002 expired and were forfeited for Jonathan Mullins and Frank Sexton, Jr., respectively.
(5)	On December 31, 2013, 1,430 and 5,362 options awarded and fully vested on December 31, 2003 expired and were forfeited for Jonathan Mullins and Frank Sexton, Jr., respectively.
(6)	On December 13, 2014 5,363 options awarded and fully vested on December 13, 2014 expired and were forfeited for C. Todd Asbury, Jonathan Mullins and Frank Sexton, Jr., respectively.
(7)	Options were awarded and fully vested on December 20, 2005.
(8)	On March 17, 2015 Jonathan Mullins had not exercised his available options after his resignation on December 17, 2014. As a result these options were forfeited.

Employment Agreements

Neither the Company nor the Bank has entered into an employment agreement with any of the named executive officers.

Certain Relationships and Related Transactions

Certain of our directors and officers and persons with whom they are associated have had, and expect to have in the future, banking transactions with us. Any extensions of credit to our directors and officers are made in the ordinary course of business, were required to be on substantially the same terms, including interest rates and collateral, as comparable transactions to non-related parties at the time of the extension of credit, and did not involve more than the normal risk of collectability or present other unfavorable features, pursuant to Regulation O – Loans to Executive Officers, Directors and Principal Shareholders of Member Banks.

We have not adopted a formal policy that covers the review and approval of related person transactions by our Board of Directors. The Board, however, does review all related party transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to us, the facts and the circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. Our Audit Committee has the responsibility to review significant conflicts of interest involving directors or executive officers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Elliott Davis Decosimo, LLC (“Elliott Davis Decosimo”) served as our independent registered public accountants with respect to the audit of our consolidated financial statements for the fiscal year ended December 31, 2014.

Elliott Davis Decosimo’s report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2014 and 2013 does not contain any adverse opinion or disclaimer of opinion, nor are they qualified or modified as to uncertainty, audit scope, or accounting principles. The Audit Committee is recommending shareholder approval of the appointment of Elliott Davis Decosimo as the Company’s independent registered public accounting firm for 2015.

AUDIT INFORMATION

The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee charter can be found on our website www.npbankshares.com.

2014 and 2013 Fees of Independent Registered Public Accountants – Elliott Davis Decosimo

Audit Fees - The aggregate fees billed by Elliott Davis Decosimo for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2014 and 2013, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for fiscal years ending December 31, 2014 and 2013 were $110,755 and $98,000, respectively.

Audit Related Fees - The aggregate fees billed by Elliott Davis Decosimo for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2014 and 2013 were $9,500 and $11,790, respectively. For both years 2014 and 2013, the fees were incurred related to audits of the 401-k benefit plan.

Tax Fees - The aggregate fees billed by Elliott Davis Decosimo for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2014 and 2013 were $14,225 and $18,995, respectively. During 2014 and 2013, these services included preparation of tax returns as necessary and for NPB Capital Trusts I & 2, assistance provided for an IRS tax audit, as well as tax compliance services.

All Other Fees - None.

Pre-Approved Services - All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Elliott Davis Decosimo was compatible with the maintenance of that firm’s independence in the conduct of their auditing functions. The Audit Committee has a policy that provides for the pre-approval of all services to be provided by its independent registered public accounting firm. The Audit Committee does not delegate to management its responsibility to pre-approve services performed by the independent registered public accounting firm. All of the services mentioned above were pre-approved by the Audit Committee.

Audit Committee Report

The Audit Committee has furnished the following report:

Management is responsible for our internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. Our independent public accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed with management and Elliott Davis Decosimo, our independent public accountants for 2014, the audited financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee has discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Professional Standards), as amended, including its judgments about the quality, not just the acceptability, of our accounting principles and underlying estimates in our consolidated financial statements; all critical accounting policies and practices to be used; all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with our management; and other material written communication between the independent public accountants and our management, such as any management letter or schedule of unadjusted differences.

In addition, the Audit Committee has received from the independent public accountants the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with them their independence from us and our management. Moreover, the Audit Committee has considered whether the independent public accountants’ provision of other non-audit services to us is compatible with maintaining their independence from us.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on the Form 10-K for the fiscal year ended December 31, 2014, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Members of the Audit Committee

John D. Cox

Charles H. Gent, Jr.

Eugene S. Hearl

Harold Lynn Keene (Chairman)

B. Scott White

PROPOSALS FOR 2016 ANNUAL MEETING OF SHAREHOLDERS

As discussed above under “Director Nomination Process,” our Bylaws prescribe the procedures that a shareholder must follow to nominate a director. For a shareholder to nominate a candidate for director at the 2016 Annual Meeting of Shareholders, notice of the nomination must be received by our Secretary no later than March 2, 2016. The notice must describe various matters regarding the nominee and the shareholder giving the notice. Any shareholder may obtain a copy of our Bylaws, without charge, upon written request to our Secretary.

In accordance with SEC regulations, if any shareholder intends to present a proposal to be considered for inclusion in our proxy materials for our 2016 Annual Meeting, the proposal must be in proper form and must be received at our principal executive offices at 67 Commerce Drive, Honaker, Virginia 24260, no later than January 15, 2016.

In accordance with our Bylaws, if any shareholder intends to present a proposal (other than a director nomination) at the 2016 Annual Meeting of Shareholders outside of the proxy statement process, notice of the shareholder’s intention to present the proposal must be received by our Secretary no later than March 2, 2016. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. The proxy solicited by the Board of Directors for the 2016 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at the meeting if we have not received notice of such proposal by March 2, 2016, in writing delivered to our Secretary.

OTHER MATTERS

THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014 (THE “FORM 10-K”), AS FILED WITH THE SEC IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014 (EXCLUDING EXHIBITS) IS ALSO BEING MAILED WITH THIS PROXY STATEMENT AS FILED WITH THE SEC. A COPY OF THE FORM 10-K MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO OUR SECRETARY, WHOSE ADDRESS IS POST OFFICE BOX 1810, HONAKER, VIRGINIA 24260.

New Peoples Bankshares, Inc.
Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 12:00 p.m., Eastern Time, on June 2, 2015.
Vote by Internet
• Go to www.investorvote.com/nwpp
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals —	The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+
	01 – Joe M. Carter	☐	☐	02 – Harold Lynn Keene	☐	☐	03 – Fred W. Meade	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	An Advisory (non-binding) resolution to approve the executive compensation described in the Proxy Statement	☐	☐	☐	3.	The ratification of the appointment of Elliott Davis Decosimo, LLC as independent registered public accounting firm for the year ending December 31, 2015	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance	☐
Mark the box to the right if you plan to attend the Annual Meeting.

C	Authorized Signatures —	This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

0223NB

2015 Annual Meeting

2015 Annual Meeting of

New Peoples Bankshares, Inc. Shareholders

Tuesday, June 2, 2015, 6:00 p.m. Local Time

New Peoples Bank, Inc.

Abingdon Office

350 West Main Street

Abingdon, VA 24212

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.edocumentview.com/NWPP

You can vote in one of three ways:

1. Call toll free 1-800-652-8683 on a Touch-Tone Phone. There is NO CHARGE to you for this call.
2. Via the Internet at www.investorvote.com/nwpp and follow the instructions.
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Revocable Proxy — New Peoples Bankshares, Inc.

Notice of 2015 Annual Meeting of Shareholders

350 West Main Street, Abingdon, Virginia 24210

Proxy Solicited by Board of Directors for Annual Meeting – June 2, 2015 at 6:00 p.m. (local time)

The undersigned hereby appoints John D. Cox, Charles H. Gent Jr. and Eugene S. Hearl, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of New Peoples Bankshares, Inc. to be held on June 2, 2015 or at any postponement or adjournment thereof.

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of New Peoples Bankshares, Inc. at the annual meeting of the stockholder’s decision to terminate this proxy, then this proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of New Peoples Bankshares, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the annual meeting.

The undersigned acknowledges receipt from New Peoples Bankshares, Inc. prior to the execution of this proxy of notice of the annual meeting, audited financial statements and a proxy statement dated April 10, 2015.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

New Peoples Bankshares, Inc.
IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+
01 – Joe M. Carter	☐	☐	02 – Harold Lynn Keene	☐	☐	03 – Fred W. Meade	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. An Advisory (non-binding) resolution to approve the executive compensation described in the Proxy Statement	☐	☐	☐	3. The ratification of the appointment of Elliott Davis Decosimo, LLC as independent registered public accounting firm for the year ending December 31, 2015	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

            0223OB

2015 Annual Meeting

2015 Annual Meeting of

New Peoples Bankshares, Inc. Shareholders

Tuesday, June 2, 2015, 6:00 p.m. Local Time

New Peoples Bank, Inc.

Abingdon Office

350 West Main Street

Abingdon, VA 24212

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.edocumentview.com/NWPP

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Revocable Proxy — New Peoples Bankshares, Inc.

Notice of 2015 Annual Meeting of Shareholders

350 West Main Street, Abingdon, Virginia 24210

Proxy Solicited by Board of Directors for Annual Meeting – June 2, 2015 at 6:00 p.m. (local time)

The undersigned hereby appoints John D. Cox, Charles H. Gent Jr. and Eugene S. Hearl, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of New Peoples Bankshares, Inc. to be held on June 2, 2015 or at any postponement or adjournment thereof.

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of New Peoples Bankshares, Inc. at the annual meeting of the stockholder’s decision to terminate this proxy, then this proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of New Peoples Bankshares, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the annual meeting.

The undersigned acknowledges receipt from New Peoples Bankshares, Inc. prior to the execution of this proxy of notice of the annual meeting, audited financial statements and a proxy statement dated April 10, 2015.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)